EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 27, 2005


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                    0-23651                   95-3539020
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(State or other jurisdiction        (Commission               (IRS Employer
      Of incorporation)             File Number)           Identification No.)

               111 W. Ocean Blvd. 4th Floor,
                      Long Beach, CA                                 90802
         (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencemnt communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

     On July 27, 2005, FCG issued a press release announcing the signing of a three-year IT outsourcing and system implementation agreement with Centura Health Partners. The full text of this press release is furnished as Exhibit
99.1 to this report.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     Attached as Exhibit 99.1 to this report is FCG's press releases furnished under Item 7.01 of this report.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              First Consulting Group, Inc.



Date:  July 27, 2005                   By:    /s/ Michael A. Zuercher
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                                              Michael A. Zuercher
                                              VP, General Counsel and Secretary